SCHEDULE OF EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Earnings per share [abstract]
Net income	$ 15,477	$ 18,115
Weighted average number of common shares - basic	35,474	35,660
Net income per share – basic	$ 0.44	$ 0.51
Effect of outstanding options and RSUs	841	518
Weighted average number of common shares - diluted	36,315	36,178
Net income per share – diluted	$ 0.43	$ 0.50